Variable Annuities Issued by Minnesota Life

Supplement dated October 1, 2020 to the following
Prospectuses dated May 1, 2020.

•  MultiOption® Advisor Variable Annuity

•  MultiOption® Extra Variable Annuity

•  MultiOption® Legend Variable Annuity

This supplement should be read with the currently effective or last effective prospectus and statement of additional information, along with any other applicable supplements, for the above listed prospectuses.

The product prospectus is amended to reflect that the name of the American Century VP Income & Growth Fund has been changed to the American Century VP Disciplined Core Value Fund. All references to VP Income & Growth are hereby replaced with VP Disciplined Core Value.

Please retain this supplement for future reference.

F95215 10-2020